Exhibit 99.1

ITEM 6.	SELECTED FINANCIAL DATA.

Explanatory Note: United Continental Holdings, Inc. (together with its consolidated subsidiaries, “UAL” or the “Company”) is a holding company and its principal, wholly-owned subsidiary is United Airlines, Inc. (together with its consolidated subsidiaries, “United”). We sometimes use the words “we,” “our,” and “us” in this Exhibit 99.1 of this Current Report on Form 8-K for disclosures that relate to all of UAL and United. The following table shows the Company’s selected financial data for the periods and as of the dates indicated, which is derived from the consolidated financial statements. The information contained herein should be read together with, and is qualified in its entirety by reference to the consolidated financial statements and the accompanying notes included as Exhibit 99.3 of this Current Report on Form 8-K.

The Company’s consolidated financial statements and statistical data are provided in the tables below.

UAL Statement of Consolidated Operations Data

(In millions, except per share amounts)	Year Ended December 31,
	2012	2011	2010	2009	2008
Income Statement Data:
Operating revenue	$37,152	$37,110	$23,325	$16,335	$20,194
Operating expense	37,113	35,288	22,349	16,496	24,632
Operating income (loss)	39	1,822	976	(161)	(4,438)
Net income (loss)	(723)	840	253	(651)	(5,396)
Net income (loss) excluding special items (a)	589	1,323	942	(1,128)	(1,773)
Basic earnings (loss) per share	(2.18)	2.54	1.22	(4.32)	(42.59)
Diluted earnings (loss) per share	(2.18)	2.26	1.08	(4.32)	(42.59)
Balance Sheet Data at December 31:
Unrestricted cash, cash equivalents and short-term investments	$6,543	$7,762	$8,680	$3,042	$2,039
Total assets	37,628	37,988	39,598	18,684	19,465
Debt and capital lease obligations	13,166	12,735	15,133	8,543	8,004

(a)	See “Reconciliation of GAAP to non-GAAP Financial Measures” in this Item 6 for further details related to items that significantly impacted UAL’s results.

UAL Selected Operating Data

Presented below is the Company’s operating data for the years ended December 31.

	Year Ended December 31,
	2012	2011	2010	2009	2008
Mainline
Passengers (thousands) (a)	93,595	96,360	65,365	56,082	63,149
Revenue passenger miles (“RPMs”) (millions) (b)	179,416	181,763	122,182	100,475	110,061
Available seat miles (“ASMs”) (millions) (c)	216,330	219,437	145,738	122,737	135,861
Cargo ton miles (millions)	2,460	2,646	2,176	1,603	1,921
Passenger load factor (d)
Mainline	82.9%	82.8%	83.8%	81.9%	81.0%
Domestic	84.9%	85.1%	84.8%	83.7%	82.6%
International	80.9%	80.5%	82.7%	79.4%	79.0%
Passenger revenue per available seat mile (“PRASM”) (cents)	11.93	11.84	10.99	9.22	10.91
Total revenue per available seat mile (cents)	13.92	13.77	12.91	10.81	12.58
Average yield per revenue passenger mile (“Yield”) (cents) (e)	14.38	14.29	13.11	11.26	13.47
Average fare per revenue passenger (f)	$275.70	$269.56	$245.06	$201.72	$234.71

Cost per available seat mile (“CASM”) (cents)	14.12	13.15	12.51	11.05	15.74
Average price per gallon of fuel, including fuel taxes	$3.27	$3.01	$2.27	$1.75	$3.54
Fuel gallons consumed (millions)	3,275	3,303	2,280	1,942	2,182
Aircraft in fleet at end of period (g)	702	701	710	360	409
Average stage length (miles) (h)	1,895	1,844	1,789	1,701	1,677
Average daily utilization of each aircraft (hours) (i)	10:38	10:42	10:47	10:47	10:42
Regional
Passengers (thousands) (a)	46,846	45,439	32,764	25,344	23,278
RPMs (millions) (b)	26,069	25,768	18,675	13,770	12,155
ASMs (millions) (c)	32,530	33,091	23,827	17,979	16,164
Passenger load factor (d)	80.1%	77.9%	78.4%	76.6%	75.2%
PRASM (cents)	20.84	19.75	17.70	16.04	18.44
Yield (cents) (e)	26.00	25.36	22.58	20.95	24.52
Aircraft in fleet at end of period (g)	551	555	552	292	280
Consolidated
Passengers (thousands) (a)	140,441	141,799	98,129	81,426	86,427
RPMs (millions) (b)	205,485	207,531	140,857	114,245	122,216
ASMs (millions) (c)	248,860	252,528	169,565	140,716	152,025
Passenger load factor (d)	82.6%	82.2%	83.1%	81.2%	80.4%
PRASM (cents)	13.09	12.87	11.93	10.09	11.71
Yield (cents) (e)	15.86	15.67	14.37	12.43	14.57
CASM (cents)	14.91	13.97	13.18	11.72	16.20
Average price per gallon of fuel, including fuel taxes	$3.27	$3.06	$2.39	$1.80	$3.52
Fuel gallons consumed (millions)	4,016	4,038	2,798	2,338	2,553

(a)	The number of revenue passengers measured by each flight segment flown.
(b)	The number of scheduled miles flown by revenue passengers.
(c)	The number of seats available for passengers multiplied by the number of scheduled miles those seats are flown.
(d)	RPM divided by ASM.
(e)	The average passenger revenue received for each revenue passenger mile flown.
(f)	Passenger revenue divided by number of passengers.
(g)	Excludes aircraft that were removed from service. Regional aircraft include aircraft operated by all carriers under capacity purchase agreements, but exclude any aircraft that were subleased to other operators but not operated on our behalf.
(h)	Average stage length equals the average distance a flight travels weighted for size of aircraft.
(i)	The average number of hours per day that an aircraft flown in revenue service is operated (from gate departure to gate arrival).

Reconciliation of GAAP to non-GAAP Financial Measures

The Company evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (“GAAP”) and non-GAAP financial measures including net income/loss, net earnings/loss per share and cost per available seat mile (“CASM”), among others. CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. The Company believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. Fuel hedge mark-to-market (“MTM”) gains (losses) are excluded as the Company did not apply cash flow hedge accounting for certain of the periods presented, and these adjustments may provide a better comparison to the Company’s peers, most of which either apply cash flow hedge accounting or exclude cash MTM gains or losses in certain disclosures of fuel expense. The Company believes that adjusting for special items is useful to investors because the special items are non-recurring items not indicative of the Company’s ongoing performance. The Company also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to the Company’s core business. Pursuant to SEC Regulation G, the Company has included the following reconciliation of reported non-GAAP financial measures to comparable financial measures reported on a GAAP basis (in millions, except CASM amounts). For further information related to special items, see Note 20 to the financial statements included under Exhibit 99.3 of this Current Report on Form 8-K.

	Year ended December 31,
	2012	2011	2010	2009	2008
Net income (loss) excluding special items:
Net income (loss)	$(723)	$840	$253	$(651)	$(5,396)
Total special items—income (expense) (see detail below)	(1,312)	(483)	(689)	477	(3,623)

Net income (loss) excluding special items	$589	$1,323	$942	$(1,128)	$(1,773)

Special items—income (expense) (millions)
Special revenue item	$—	$107	$—	$—	$—

Merger and integration-related costs	(739)	(517)	(564)	—	—
Labor agreement costs	(475)	—	—	—	—
Voluntary severance and benefits	(125)	—	—	—	—
Goodwill impairment (charge) credit	—	—	64	—	(2,277)
Other intangible impairments	(30)	(4)	(29)	(150)	(64)
Other asset impairments	—	—	(136)	(93)	(250)
Municipal bond litigation	—	—	—	(27)	—
Termination of maintenance service contract	—	(58)	—	—	—
Other	46	(13)	(4)	(104)	(25)

Special operating expense	(1,323)	(592)	(669)	(374)	(2,616)
Other operating expense items	—	—	—	(35)	(191)
Operating non-cash MTM gain (loss)	—	—	(32)	586	(568)
Non-operating non-cash MTM gain (loss) (a)	—	—	—	279	(279)

Other expense items	—	—	(32)	830	(1,038)
Income tax benefit	11	2	12	21	31

Total special items (b)	$(1,312)	$(483)	$(689)	$477	$(3,623)

Mainline CASM excluding special charges and aircraft fuel and related taxes:
Operating expense	$30,539	$28,850	$18,228
Special charges	(1,323)	(592)	(669)
Third-party business expenses	(298)	(235)	(218)
Aircraft fuel and related taxes	(10,713)	(9,936)	(5,387)
Profit sharing	(119)	(265)	(166)

Operating expense excluding above items	$18,086	$17,822	$11,788

ASMs—mainline	216,330	219,437	145,738
CASM (cents)	14.12	13.15	12.51
CASM, excluding special items	13.51	12.88	12.03
CASM, excluding special items and third-party business expenses	13.37	12.77	11.88
CASM, excluding special items, third-party business expenses and fuel	8.42	8.24	8.20
CASM, excluding special items, third-party business expenses, fuel and profit sharing	8.36	8.12	8.09

Consolidated CASM excluding special charges and aircraft fuel and related taxes:
Operating expense	$37,113	$35,288	$22,349
Special charges	(1,323)	(592)	(669)
Third-party business expenses	(298)	(235)	(218)
Aircraft fuel and related taxes	(13,138)	(12,375)	(6,687)
Profit Sharing	(119)	(265)	(166)

Operating expense excluding above items	$22,235	$21,821	$14,609

ASMs—consolidated	248,860	252,528	169,565
CASM (cents)	14.91	13.97	13.18
CASM, excluding special items	14.38	13.74	12.77
CASM, excluding special items and third-party business expenses	14.26	13.65	12.64
CASM, excluding special items, third-party business expenses and fuel	8.98	8.75	8.71
CASM, excluding special items, third-party business expenses, fuel and profit sharing	8.93	8.64	8.62

(a)	In 2009 and 2008, the Company included Non-operating non-cash MTM gains (losses) in special items for certain presentations of net income excluding special items. The Company no longer includes Non-operating non-cash MTM gains (losses) in special items.
(b)	See Note 20 to the financial statements included under Exhibit 99.3 of this Current Report on Form 8-K.

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